Exhibit 99.2 Q3 2022 Earnings Presentation October 21, 2022

Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” "anticipated," "guidance," "targeted" or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: further weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area, including any future weakening caused by the COVID-19 pandemic and any uncertainty regarding the length and extent of economic contraction as a result of the pandemic; the potential effects of inflationary pressures, labor market shortages and supply chain issues; the instability or volatility in financial markets and unfavorable general economic or business conditions, globally, nationally or regionally, caused by geopolitical concerns, including as a result of the conflict between Russia and Ukraine; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other external events; adverse changes or volatility in the local real estate market; adverse changes in asset quality and any unanticipated credit deterioration in our loan portfolio including those related to one or more large commercial relationships; acquisitions, may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; additional regulatory oversight and related compliance costs; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; higher than expected tax expense, resulting from failure to comply with general tax laws and changes in tax laws; changes in market interest rates for interest earning assets and/or interest bearing liabilities and changes related to the phase-out of LIBOR; increased competition in the Company’s market areas; adverse weather, changes in climate, natural disasters, geopolitical concerns, including those arising from the conflict between Russia and Ukraine; the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the COVID-19 pandemic, any further resurgences or variants of the COVID-19 virus, the efficacy and availability of vaccines, boosters or other treatments, actions taken by governmental authorities in response thereto, other public health crises or man-made events, and their impact on the Company's local economies or the Company's operations; a deterioration in the conditions of the securities markets, a deterioration in the conditions of the securities markets; a deterioration of the credit rating for U.S. long-term sovereign debt; inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery; electronic fraudulent activity within the financial services industry, especially in the commercial banking sector; adverse changes in consumer spending and savings habits; the effect of laws and regulations regarding the financial services industry; changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business; the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of our participation in and execution of government programs related to the COVID-19 pandemic; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters including, but not limited to, changes to how the Company accounts for credit losses; cyber security attacks or intrusions that could adversely impact our businesses; and other unexpected material adverse changes in our operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward- looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward- looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share and the tangible common equity ratio. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as unique low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity", by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets", defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 3

Key Operating Metrics Q3 2022 Net Income (in millions) $ 71.9 Diluted Earnings Per Share $ 1.57 Return on Average Assets 1.43% Return on Average Equity 9.90% Return on Average Tangible Common Equity* 15.26% 4 Highlights * See Appendix A for reconciliation of non-GAAP earnings metrics ** See slide 8 for reconciliation of non-GAAP core NIM Key Drivers of Q3 2022: • Core NIM** expansion of 36 basis points from Q2 2022 • 1.3% annualized net loan growth, excluding PPP runoff • Continued modest cash deployment into the securities portfolio • Strong core deposit account openings and low deposit betas • Modest provision for credit loss; non- performing assets remained flat • Strong fee income • 49% efficiency ratio • 443,000 shares repurchased, completing current repurchase plan

5 Loan Portfolio Period Ended $ Increase % Increase Loan Category 9/30/2022 6/30/2022 (Decrease) (Decrease) ($ in millions) Commercial and industrial $ 1,537 $ 1,511 $ 26 1.7 % Paycheck Protection Program ("PPP") loans 11 30 (19) (63.3) % Commercial real estate 7,678 7,792 (114) (1.5) % Commercial construction 1,185 1,195 (10) (0.8) % Small business 210 206 4 1.9 % Total commercial 10,621 10,734 (113) (1.1) % Residential real estate 1,959 1,844 115 6.2 % Home equity - first position 578 587 (9) (1.5) % Home equity - subordinate positions 509 478 31 6.5 % Total consumer real estate 3,046 2,909 137 4.7 % Other consumer 33 33 — — % Total loans 13,700 13,676 24 0.2 % Less: PPP loans 11 30 (19) Total loans, excluding PPP loans $ 13,689 $ 13,646 $ 43 0.3% (annualized 1.3%)

6 Commercial Loans (1) ($ in millions) Q3 2022 commitments closed $522 Approved pipeline $383 (1) Amounts shown above exclude small business category PPP Loan Summary ($ in millions) PPP Q3 2022 outstanding balance $11 PPP Q3 2022 unearned fees, net $0.2 Loan Highlights Residential & Home Equity Closings ($ in millions) Residential real estate $186 Home equity 112 Total $298 Residential Volume Breakout Q3 2022 Closing Activity • CRE and Construction - property types: ◦ Apartment complex - multi-family ◦ 1 - 4 family residential ◦ Retail • Commercial & Industrial - by industry: ◦ Real Estate and Leasing ◦ Construction $ in m ill io ns $165 $226 $21 $19 Retained in Portfolio Sold/To be Sold Q3 2022 Q2 2022 $0 $50 $100 $150 $200 $250 89% 11% 92% 8%

Period Ended $ Increase % Increase Deposit Customer Type 9/30/2022 6/30/2022 (Decrease) (Decrease) ($ in millions) Consumer deposits $ 7,869 $ 7,918 $ (49) (0.6) % Time certificates of deposits 1,169 1,301 (132) (10.1) % Business/Commercial deposits 6,092 6,073 19 0.3 % Municipal deposits (1) 1,209 1,348 (139) (10.3) % $ 16,339 $ 16,640 $ (301) (1.8) % (1) Municipal deposits include municipal time certificates of deposits. 7 Period Ended $ Increase % Increase Deposit Product Type 9/30/2022 6/30/2022 (Decrease) (Decrease) ($ in millions) Noninterest-bearing demand deposits $ 5,622 $ 5,562 $ 60 1.1 % Savings and interest checking accounts 6,094 6,348 (254) (4.0) % Money market deposits 3,444 3,419 25 0.7 % Time certificates of deposit 1,179 1,311 (132) (10.1) % $ 16,339 $ 16,640 $ (301) (1.8) % Deposit Balances $ in b ill io ns $14,843 $16,775 $16,581 $16,572 0.05% 0.05% 0.05% 0.15% Average Deposits Cost of Deposits Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $5,000 $10,000 $15,000 $20,000 0.00% 0.05% 0.10% 0.15% 0.20%

Q3 2022 Q2 2022 Volume Interest Margin Impact Volume Interest Margin Impact ($ in millions) Reported Total $ 17,852.9 $ 163.6 3.64% $ 17,877.5 $ 145.8 3.27 % Core adjustments: PPP volume @1% (20.1) — (61.0) (0.1) PPP fee amort (0.4) (1.8) Total PPP impact (20.1) (0.4) (0.01) % (61.0) (1.9) (0.03) % Acquisition fair value marks: Loan amortization (accretion) (0.6) 0.8 CD accretion (0.1) (0.4) (0.7) (0.02) % 0.4 0.01 % Nonaccrual interest (0.6) (0.01) % 0.2 — % Other noncore adjustments (0.6) (0.01) % (1.1) (0.02) % Core Margin (Non-GAAP) $ 17,832.8 161.3 3.59% $ 17,816.5 $ 143.4 3.23% 8 Net Interest Margin Analysis Net Interest Margin 3.05% 3.09% 3.27% 3.64% 2.83% 3.00% 3.23% 3.59% Reported NIM Core NIM Q1 2022 Q2 2022 Q3 2022 2.50% 3.00% 3.50% 4.00% Asset Sensitivity: Balances Subject to Reprice Interest earning cash 100% Loans 30-35% Less: Loan hedges (10-11%) Strong core deposit funding source = historical low deposit betas

9 Nonperforming Loans ($ in millions) $27.8 $56.6 $55.9 $56.0 0.20% 0.42% 0.41% 0.41% NPLs ($Mil) NPL/Loan% Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.16% 0.32% 0.48% $0 $30 $60 Net Charge-offs/(Recoveries) ($ in millions) $(2.4) $0.4 $0.2 $0.0 (0.09)% 0.01% 0.01% 0.00% Net Charge-offs (recoveries) Annualized Loss Rate Q4 2021 Q1 2022 Q2 2022 Q3 2022 $(5) $0 $5 $10 (0.10)% 0.00% 0.10% 0.20% COVID-19 Deferrals by Modification Type Deferral of Principal Only Total Portfolio % Deferral ($ in millions) Commercial real estate (1) $ 193 $ 8,863 2.2 % Other portfolios — 4,837 — % Total active deferrals as of September 30, 2022 $ 193 $ 13,700 1.4 % COVID-19 Deferrals Maturity Schedule Q4 2022 2023 2024 Total Commercial real estate (1) $ 137 $ 47 $ 9 $ 193 (1) Balances include commercial construction deferrals. Asset Quality Allowance for Credit Loss & Delinquency Trends 1.08% 1.06% 1.06% 1.08% 0.34% 0.29% 0.40% 0.17% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.00% 0.50% 1.00% 1.50%

10 Noninterest Income Three Months Ended Noninterest Income September 30 2022 June 30 2022 ($ in thousands) Deposit account fees $6,261 $5,828 Interchange and ATM fees 4,331 4,027 Investment management 8,436 9,329 Mortgage banking income 585 1,042 Increase in cash surrender value of life insurance policies 1,883 1,871 Gain on life insurance benefits 477 123 Loan level derivative income 471 436 Other noninterest income 5,751 5,242 Total noninterest income $28,195 $27,898 $ in m ill io ns Assets Under Administration $5,726 $5,725 $5,157 $5,092 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $5,000 $5,500 Investment management: Focal Point $ in m ill io ns Gross New Assets $180 $284 $138 $267 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $100 $200 $300

11 Efficiency Ratio - Operating Basis* 52.71% 54.00% 52.42% 48.60% Q4 2021 Q1 2022 Q2 2022 Q3 2022 50.00% 52.50% 55.00% Noninterest Expense * See Appendix B for reconciliation of non-GAAP earnings metrics Three Months Ended Noninterest Expense September 30 2022 June 30 2022 ($ in thousands) Salaries and employee benefits $52,708 $49,538 Occupancy and equipment expenses 12,316 11,637 Data processing and facilities management 2,259 2,247 FDIC assessment 1,677 1,743 Other noninterest expenses 23,768 25,397 Total noninterest expenses $92,728 $90,562 Efficiency Ratio - GAAP Basis 77.20% 58.34% 52.42% 48.60% Q4 2021 Q1 2022 Q2 2022 Q3 2022 40.00% 60.00% 80.00%

12 Tax Rate Loan Growth Deposit Growth Noninterest Income Asset Quality 2022 Fourth Quarter Guidance • Total loans are expected to stay relatively flat • Asset sensitivity is expected to benefit net interest income and margin due to recent and anticipated increases in rates • Modest changes to short term liquidity are expected • Q4 beta estimates: Fed Cash 100%, Loans 20-25%, Deposits 10-15% (all deposits) • Core deposits are expected to stay relatively flat • Time deposits are expected to decrease modestly • Modest decreases are anticipated driven primarily by seasonal declines in deposit and interchange income • Tax rate expected to be approximately 25% Net Interest Income • Though overall asset quality remains strong, economic uncertainty exists • Based on today's environment, credit loss and provision levels are expected to be minimal Noninterest Expense • Expected increases at low single digit % rate, driven mostly by wage and other inflationary factors

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP measures, as well as the average tangible common equity used to calculate return on average tangible common equity and operating return on average tangible common equity, return on average assets on an operating basis and return on average common equity on an operating basis, which are Non-GAAP measures, as of the time periods indicated: Q3 2022 Q2 2022 Q1 2022 Q4 2021 ($ in millions, except per share data) Net income available to common shareholders (GAAP) $ 71.9 $ 1.57 $ 61.8 $ 1.32 $ 53.1 $ 1.12 $ 1.7 $ 0.04 (a) Non-GAAP adjustments Provision for non-PCD acquired loans — — — — — — 50.7 1.26 Noninterest expense components Merger and acquisition expenses — — — — 7.1 0.15 37.2 0.92 Total impact of noncore items — — — — 7.1 0.15 87.9 2.18 Less - net tax benefit associated with noncore items (1) — — — — (2.0) (0.04) (23.9) (0.59) Noncore increases to net income — — — — 5.1 0.11 64.0 1.59 Operating net income (Non-GAAP) $ 71.9 $ 1.57 $ 61.8 $ 1.32 $ 58.2 $ 1.23 $ 65.7 $ 1.63 (b) Average assets $ 19,905.6 19,929.6 $ 20,223.7 $ 17,755.7 (c) Average equity 2,882.0 2,919.5 3,008.0 2,424.4 (d) Less: Average goodwill and other intangibles 1,013.2 1,015.0 1,017.0 786.6 Tangible average common equity $ 1,868.8 $ 1,904.5 $ 1,991.0 1,637.8 (e) Return on average assets 1.43% 1.24% 1.06% 0.04% (a/(c)) Return on average assets on an operating basis (Non-GAAP) 1.43% 1.24% 1.17% 1.47% (b)/(c) Return on average common equity 9.90% 8.49% 7.16% 0.28% (a)/(d) Return on average common equity on an operating basis (Non-GAAP) 9.90% 8.49% 7.85% 10.75% (b)/(d) Return on Average Tangible Common Equity (Non-GAAP) 15.26% 13.01% 10.82% 0.41% (a/e) Return on Average Tangible Common Equity on an operating basis (Non-GAAP) 15.26% 13.01% 11.86% 15.92% (b/e) Appendix A: Non-GAAP Reconciliation of Earnings Metrics 13 (1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

The following table summarizes the impact of noncore items on the Company's calculation of noninterest income and noninterest expense, as well as the impact of noncore items on interest income as a percentage to total revenue and the efficiency ratio for the periods indicated: Q3 2022 Q2 2022 Q1 2022 Q4 2021 ($ in millions) Net interest income (GAAP) $ 162.6 $ 144.9 $ 137.4 $ 122.5 (a) Noninterest income (GAAP) $ 28.2 $ 27.9 $ 26.3 $ 29.2 (b) Noninterest income on an operating basis (Non- GAAP) $ 28.2 $ 27.9 $ 26.3 $ 29.2 (c) Noninterest expense (GAAP) $ 92.7 $ 90.6 $ 95.5 $ 117.1 (d) Less: Merger and acquisition expense — — 7.1 37.2 Noninterest expense on an operating basis (Non-GAAP) $ 92.7 $ 90.6 $ 88.4 $ 79.9 (e) Total revenue (GAAP) $ 190.8 $ 172.8 $ 163.7 $ 151.7 (a+b) Total operating revenue (Non-GAAP) $ 190.8 $ 172.8 $ 163.7 $ 151.7 (a+c) Ratios Noninterest income as a % of total revenue (GAAP based) 14.78% 16.15% 16.05% 19.23% (b/(a+b)) Noninterest income as a % of total revenue on an operating basis (Non-GAAP) 14.78% 16.15% 16.05% 19.23% (c/(a+c)) Efficiency ratio (GAAP based) 48.60% 52.42% 58.34% 77.20% (d/(a+b)) Efficiency ratio on an operating basis (Non- GAAP) 48.60% 52.42% 54.00% 52.71% (e/(a+c)) Appendix B: Non-GAAP Reconciliation of Earnings Metrics 14